UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Systematic ESG Bond Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 11/30/2020

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

November 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•	BlackRock Systematic ESG Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	19.98%	17.46%
U.S. small cap equities (Russell 2000 Index)	31.36	13.59
International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2020	BlackRock Systematic ESG Bond Fund

Investment Objective

BlackRock Systematic ESG Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, except for the Fund’s Investor C Shares, which performed in line with the benchmark.

Investment Process

The Fund seeks to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models.

To determine the Fund’s investable universe, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment adviser will, utilizing BlackRock’s environmental, social and governance (“ESG”) research, first seek to screen out certain companies or industries based on ESG criteria determined by BlackRock. Such screening criteria includes (i) companies with exposure to controversial weapons, civilian firearms, tobacco and fossil fuels beyond specified thresholds as determined by BlackRock, (ii) UN Global Compact violators, and (iii) corporate issuers (to the extent they have been assigned ESG ratings by third-party ratings agencies, which may not be available in all circumstances) that have ESG ratings that are below a threshold established by BlackRock.

Fund management, relying on BlackRock’s Systematic Fixed Income Research, then selects securities for the Fund by using a systematic method that relies on proprietary quantitative models to allocate the Fund’s assets among (i) various bond sectors by evaluating each sector’s relative value and risk-adjusted return and (ii) bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality, transaction costs and other factors.

In conjunction with this systematic method and to the extent applicable to a particular sector, Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer. Fund management may also give consideration to third-party ESG ratings.

While Fund management considers environmental, social and governance criteria, only one or two of these categories may be considered with respect to a particular investment or sector, and categories may be weighted differently according to the type of investment being considered. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG criteria used by BlackRock as described above.

The Fund generally seeks to invest in fixed income instruments that, with respect to certain sectors, have an ESG assessment that is better, in BlackRock’s view, than the ESG assessment of such sectors within the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”). Such sectors receiving a positive ESG assessment by BlackRock compared to the Benchmark may not comprise the majority of the Fund’s portfolio.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

Asset allocation strategies and security selection within corporate credit were the leading contributors to the Fund’s performance relative to the benchmark over the six-month period. Asset allocation strategies contributed primarily due to an overweight to investment grade credit. In terms of credit security selection, a preference for the technology sector proved beneficial, where names such asApple, Inc., Microsoft Corp. and Qualcomm outperformed. Security selection within the consumer non-cyclical sector was also positive, particularly in the food & beverage segment.

U.S. interest rate strategies detracted from performance as the Fund was positioned for the Treasury curve to flatten as it steepened due to increased Treasury supply in auctions. Global interest rate strategies also detracted, due to the Fund’s long positioning in the Australian dollar, British pound and Canadian dollar relative to the U.S. dollar and euro.

Describe recent portfolio activity.

Over the period, the investment adviser trimmed the Fund’s overweight to shorter-maturity investment grade credit overweight as valuations became elevated. The investment adviser maintained long positioning in mortgage-backed securities (“MBS”) while continuing to look for opportunities to add risk in securitized assets. Within investment grade credit, the Fund reduced its underweight to the capital goods sector, particularly in the aerospace & defense sub-sector as positive news around COVID-19 vaccine development boosted hopes of a recovery in the economy and travel. The Fund covered its underweight to the energy sector, mainly by adding exposure to pipelines as a strengthening in oil prices supported sentiment.

The Fund held a modest amount of cash committed for pending transactions. The cash balance did not have any material impact on Fund performance.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2020 (continued)	BlackRock Systematic ESG Bond Fund

Describe portfolio positioning at period end.

At the end of the period, the Fund remained underweight in physical U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment grade corporate credit and agency MBS. Within investment grade credit, the Fund was underweight in the refining, integrated and midstream sub-sectors within energy. The Fund was also underweight in transportation, including airlines and transportation services, as well as the communications sector. Finally, the Fund held a out-of-benchmark allocation to high yield corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended November 30, 2020

				Average Annual Total Returns(a)(b)
				1 Year		Since Inception(c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.85%	(0.03)%	2.24%	8.41%	N/A	4.09%	N/A
Investor A	0.58	(0.32)	2.20	8.23	3.91%	3.85	2.86%
Investor C	(0.13)	(1.09)	1.82	7.43	6.43	3.07	3.07
Class K	0.88	0.03	2.36	8.56	N/A	4.16	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	—	—	1.79	7.28	N/A	3.78	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as the share class and index do not have a sales charge. Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,022.40	$2.08	$1,000.00	$1,023.01	$2.08	0.41%
Investor A	1,000.00	1,022.00	3.35	1,000.00	1,021.76	3.35	0.66
Investor C	1,000.00	1,018.20	7.13	1,000.00	1,018.00	7.13	1.41
Class K	1,000.00	1,023.60	1.83	1,000.00	1,023.26	1.83	0.36

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of November 30, 2020 (continued)	BlackRock Systematic ESG Bond Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments
Corporate Bonds.	48%
U.S. Government Sponsored Agency Securities	34
U.S. Treasury Obligations	14
Money Market Funds	9
Foreign Agency Obligations	1
Other*	(6)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AAA/Aaa(c)	34%
AA/Aa	19
A.	25
BBB/Baa	21
BB/Ba	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance	BlackRock Systematic ESG Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.94%, 02/15/24	$155	$158,008

Total Asset-Backed Securities — 0.3% (Cost: $157,487)		158,008

Corporate Bonds

Aerospace & Defense — 1.0%
3M Co
2.65%, 04/15/25	75	81,278
3.05%, 04/15/30	175	199,955
Carlisle Cos., Inc., 2.75%, 03/01/30	100	107,551
General Electric Co.
3.45%, 05/15/24	75	81,283
3.45%, 05/01/27	25	27,512
Howmet Aerospace, Inc., 6.88%, 05/01/25	25	29,117
Trane Technologies Luxembourg Finance SA, 4.50%, 03/21/49	25	33,300

		559,996

Airlines — 0.1%
Southwest Airlines Co., 4.75%, 05/04/23	50	54,228

Auto Components — 0.3%
Lear Corp.
3.80%, 09/15/27	100	110,135
5.25%, 05/15/49	40	47,933

		158,068

Automobiles — 0.6%
American Honda Finance Corp., 2.35%, 01/08/27	200	214,162
Daimler Finance North America LLC, 8.50%, 01/18/31	15	23,737
Lithia Motors, Inc., 4.38%, 01/15/31(a)	5	5,306
Toyota Motor Credit Corp., 3.00%, 04/01/25	100	109,787

		352,992

Banks — 1.8%
Bank of Montreal, (5 year USD Swap + 1.43%), 3.80%, 12/15/32(b)	25	28,306
Comerica, Inc., 4.00%, 02/01/29	50	58,218
HSBC USA, Inc., 3.50%, 06/23/24	100	108,768
ING Groep NV
3.15%, 03/29/22	200	207,097
3.55%, 04/09/24	400	436,418
Royal Bank of Canada, 2.25%, 11/01/24	25	26,557
SVB Financial Group
3.50%, 01/29/25	75	81,002
3.13%, 06/05/30	50	56,143

		1,002,509

Beverages — 1.4%
Ball Corp., 2.88%, 08/15/30	15	14,925
Coca-Cola Co., 2.95%, 03/25/25	60	66,012
Diageo Capital PLC
2.13%, 10/24/24	200	211,219
2.00%, 04/29/30	200	209,765
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28	25	30,261
PepsiCo, Inc.
2.63%, 03/19/27	80	88,057
3.00%, 10/15/27	50	56,349

Security	Par (000)	Value

Beverages (continued)
4.45%, 04/14/46	$25	$34,731
2.88%, 10/15/49	25	27,952

		739,271

Biotechnology — 0.4%
Amgen, Inc., 4.40%, 05/01/45	25	31,820
Biogen, Inc., 2.25%, 05/01/30	100	103,644
Gilead Sciences, Inc.
0.75%, 09/29/23	40	40,127
4.60%, 09/01/35	35	45,324

		220,915

Building Materials — 0.6%
Carrier Global Corp., 2.72%, 02/15/30(a)	90	95,882
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	100	110,926
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30	35	35,847
Owens Corning, 3.88%, 06/01/30	50	57,468
US Concrete, Inc., 5.13%, 03/01/29(a)	5	5,145

		305,268

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	25	27,518
Home Depot, Inc., 3.35%, 04/15/50	50	59,301

		86,819

Capital Markets — 1.0%
Brookfield Finance, Inc.
4.85%, 03/29/29	100	122,179
4.70%, 09/20/47	20	25,401
Charles Schwab Corp.
3.20%, 03/02/27	75	84,044
3.25%, 05/22/29	50	57,326
Invesco Finance PLC, 3.75%, 01/15/26	25	28,210
Northern Trust Corp., 3.15%, 05/03/29	50	56,790
State Street Corp., (Secured Overnight Financing Rate + 2.69%), 2.83%, 03/30/23(b)	40	41,302
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	103,096

		518,348

Chemicals — 1.2%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	100	103,859
2.05%, 05/15/30	25	26,640
Albemarle Corp., 4.15%, 12/01/24	50	55,414
EI du Pont de Nemours and Co., 2.30%, 07/15/30	100	106,171
FMC Corp.
3.20%, 10/01/26	25	27,716
3.45%, 10/01/29	50	56,365
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	150	156,621
Methanex Corp., 5.25%, 12/15/29	25	26,289
Mosaic Co., 5.45%, 11/15/33	50	61,809
Sherwin-Williams Co., 2.95%, 08/15/29	50	55,376

		676,260

Commercial Services & Supplies — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(a)	10	9,875
Steelcase, Inc., 5.13%, 01/18/29	50	58,163

		68,038

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Communications Equipment — 0.2%
Juniper Networks, Inc., 4.35%, 06/15/25	$25	$28,303
Motorola Solutions, Inc.
4.60%, 05/23/29	50	59,521
5.50%, 09/01/44	10	12,594

		100,418

Construction & Engineering — 0.0%
Weekley Finance Corp., 4.88%, 09/15/28(a)	10	10,453

Consumer Discretionary — 0.1%
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25(a)	25	29,359

Consumer Finance — 3.1%
American Express Co., 3.63%, 12/05/24	25	27,728
American Express Credit Corp., 2.70%, 03/03/22	100	102,790
Automatic Data Processing, Inc., 1.25%, 09/01/30	200	198,795
Discover Financial Services
5.20%, 04/27/22	50	53,096
3.75%, 03/04/25	25	27,448
IHS Markit Ltd.
4.75%, 08/01/28	75	90,612
4.25%, 05/01/29	35	41,729
Mastercard, Inc.
2.95%, 06/01/29	125	141,596
3.95%, 02/26/48	100	130,051
Moody’s Corp., 2.55%, 08/18/60	65	61,259
PayPal Holdings, Inc., 2.85%, 10/01/29	200	222,308
S&P Global, Inc.
2.95%, 01/22/27	100	110,741
2.50%, 12/01/29	100	108,442
Synchrony Financial, 4.25%, 08/15/24	50	54,957
Visa, Inc.
1.90%, 04/15/27	100	105,812
2.05%, 04/15/30	125	133,301
3.65%, 09/15/47	50	64,015

		1,674,680

Containers & Packaging — 0.1%
Clearwater Paper Corp., 4.75%, 08/15/28(a)	15	15,619
International Paper Co., 3.80%, 01/15/26	50	56,781

		72,400

Diversified Financial Services — 9.8%
Air Lease Corp.
3.38%, 07/01/25	100	105,487
2.88%, 01/15/26	100	103,552
3.00%, 02/01/30	25	25,058
3.13%, 12/01/30	50	50,737
Aircastle Ltd., 5.00%, 04/01/23	50	52,102
Ally Financial, Inc., 8.00%, 11/01/31	25	35,839
Banco Santander SA
2.75%, 05/28/25	200	212,907
2.75%, 12/03/30	200	200,000
Bank of America Corp.
4.45%, 03/03/26	50	58,380
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(b)	54	56,704
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(b)	100	113,268
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(b)	25	33,086
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(b)	250	253,199
Bank of Nova Scotia, 2.70%, 08/03/26	75	82,336
Citigroup, Inc.
3.70%, 01/12/26	50	56,599

Security	Par (000)	Value

Diversified Financial Services (continued)
4.45%, 09/29/27	$75	$87,998
8.13%, 07/15/39	25	45,307
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(b)	100	116,945
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(b)	50	57,043
(Secured Overnight Financing Rate + 0.69%), 0.78%, 10/30/24(b)	100	100,287
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(b)	115	124,768
Clorox Co., 1.80%, 05/15/30	150	154,410
Deutsche Bank AG, New York, (Secured Overnight Financing Rate + 2.16%), 2.22%, 09/18/24(b)	150	153,089
Goldman Sachs Group, Inc.
3.00%, 04/26/22	50	50,506
3.63%, 01/22/23	50	53,305
4.25%, 10/21/25	25	28,727
3.75%, 02/25/26	25	28,375
2.60%, 02/07/30	100	108,115
6.25%, 02/01/41	25	39,405
4.80%, 07/08/44	10	13,923
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	50	57,789
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	50	59,375
HSBC Holdings PLC(b)
(3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29	200	235,858
(Secured Overnight Financing Rate + 1.29%), 1.59%, 05/24/27	200	201,687
Intercontinental Exchange, Inc.
2.10%, 06/15/30	300	314,568
2.65%, 09/15/40	50	51,913
JPMorgan Chase & Co.
3.88%, 09/10/24	70	78,080
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(b)	200	228,758
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(b)	100	113,316
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(b)	25	32,949
(Secured Overnight Financing Rate + 1.51%), 2.53%, 11/19/41(b)	100	102,239
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/23	200	210,784
3.78%, 03/02/25	100	111,872
Mizuho Financial Group, Inc., (3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(b)	200	221,944
Morgan Stanley
4.88%, 11/01/22	50	54,028
5.00%, 11/24/25	50	59,584
3.88%, 01/27/26	75	85,724
6.38%, 07/24/42	25	40,921
4.38%, 01/22/47	15	20,773
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(b)	75	91,412
(Secured Overnight Financing Rate + 1.03%), 1.79%, 02/13/32(b)	140	141,087
Sumitomo Mitsui Financial Group, Inc., 2.75%, 01/15/30	200	218,725

		5,334,843

Diversified Telecommunication Services — 2.0%
AT&T, Inc.
4.13%, 02/17/26	50	57,946
4.35%, 06/15/45	13	15,326
4.50%, 03/09/48	22	26,887
3.55%, 09/15/55(a)	41	42,024
3.65%, 09/15/59(a)	3	3,040

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
British Telecommunications PLC, 5.13%, 12/04/28	$200	$244,936
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	25	42,474
Koninklijke KPN NV, 8.38%, 10/01/30	50	70,658
Verizon Communications, Inc.
3.38%, 02/15/25	53	58,869
4.33%, 09/21/28	51	61,910
3.15%, 03/22/30	200	225,216
1.50%, 09/18/30	30	29,599
1.68%, 10/30/30(a)	100	100,345
2.65%, 11/20/40	25	25,796
4.75%, 11/01/41	40	53,543

		1,058,569

Electric Utilities — 2.2%
Avangrid, Inc.
3.15%, 12/01/24	50	54,445
3.80%, 06/01/29	50	57,817
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	125	144,462
3.00%, 12/01/60	25	25,626
Eversource Energy, 3.45%, 01/15/50	100	116,186
Exelon Corp.
4.05%, 04/15/30	75	89,002
5.10%, 06/15/45	50	68,176
Florida Power & Light Co., 4.13%, 06/01/48	25	33,456
ITC Holdings Corp., 3.25%, 06/30/26	150	167,205
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/30	50	54,150
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/30	75	78,524
PECO Energy Co., 3.00%, 09/15/49	25	27,547
Public Service Electric & Gas Co., 3.20%, 05/15/29	25	28,558
Public Service Electric and Gas Co., 2.70%, 05/01/50	25	26,586
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	150	148,068
San Diego Gas & Electric Co.
6.00%, 06/01/39	25	36,561
4.15%, 05/15/48	15	18,988

		1,175,357

Electrical Equipment — 0.0%
Roper Technologies, Inc., 2.95%, 09/15/29	25	27,599

Electronic Equipment, Instruments & Components — 0.5%
Avnet, Inc., 4.88%, 12/01/22	40	43,002
Keysight Technologies, Inc., 3.00%, 10/30/29	200	220,737

		263,739

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/29	150	162,858
National Oilwell Varco, Inc., 3.60%, 12/01/29	25	25,379

		188,237

Environmental, Maintenance, & Security Service — 0.1%
Waste Connections, Inc., 2.60%, 02/01/30	50	53,791

Equity Real Estate Investment Trusts (REITs) — 2.5%
American Campus Communities Operating Partnership LP
2.85%, 02/01/30	100	103,124
3.88%, 01/30/31	40	44,462
American Tower Corp.
2.25%, 01/15/22	50	51,022
4.00%, 06/01/25	100	112,736

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
3.95%, 03/15/29	$25	$29,092
3.80%, 08/15/29	50	57,806
2.90%, 01/15/30	30	32,711
2.10%, 06/15/30	60	61,749
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	19,279
Brandywine Operating Partnership LP, 4.55%, 10/01/29	100	108,790
Camden Property Trust, 2.95%, 12/15/22	20	20,847
Crown Castle International Corp.
5.25%, 01/15/23	50	54,849
1.35%, 07/15/25	55	55,886
3.70%, 06/15/26	50	56,186
3.10%, 11/15/29	75	82,060
CyrusOne LP/CyrusOne Finance Corp., 3.45%, 11/15/29	25	26,740
Equinix, Inc.
2.90%, 11/18/26	100	109,073
3.20%, 11/18/29	100	110,417
Federal Realty Investment Trust, 3.25%, 07/15/27	50	53,796
Iron Mountain, Inc., 4.50%, 02/15/31(a)	15	15,301
Kilroy Realty LP, 3.80%, 01/15/23	20	20,870
Realty Income Corp., 3.25%, 01/15/31	75	84,746
Weyerhaeuser Co., 4.63%, 09/15/23	50	55,378

		1,366,920

Food & Staples Retailing — 1.0%
Campbell Soup Co., 2.38%, 04/24/30	120	126,012
Conagra Brands, Inc., 4.60%, 11/01/25	50	58,231
Costco Wholesale Corp., 1.38%, 06/20/27	200	205,492
Kellogg Co., 3.25%, 04/01/26	50	56,034
Kraft Heinz Foods Co., 4.25%, 03/01/31(a)	25	27,771
Sysco Corp.
2.60%, 06/12/22	50	51,648
4.45%, 03/15/48	25	29,702

		554,890

Food Products — 0.3%
Bunge Ltd. Finance Corp., 3.75%, 09/25/27	100	111,468
Tyson Foods, Inc., 4.50%, 06/15/22	50	52,589

		164,057

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories, 3.88%, 09/15/25	70	80,121
Becton Dickinson and Co., 2.82%, 05/20/30	50	54,680
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30	100	110,057
Medtronic, Inc., 4.63%, 03/15/45	25	35,588
Thermo Fisher Scientific, Inc., 4.13%, 03/25/25	30	34,122

		314,568

Health Care Providers & Services — 1.5%
Anthem, Inc., 2.38%, 01/15/25	25	26,542
Cardinal Health, Inc., 3.50%, 11/15/24	100	109,673
DaVita, Inc., 3.75%, 02/15/31(a)	15	14,944
HCA, Inc.
5.25%, 06/15/26	25	29,506
4.13%, 06/15/29	150	173,458
Humana, Inc.
3.13%, 08/15/29	100	110,921
4.88%, 04/01/30	150	189,046
McKesson Corp., 4.75%, 05/30/29	25	30,812

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
2.88%, 08/15/29	$100	$113,333
4.45%, 12/15/48	25	34,802

		833,037

Health Care Technology — 0.5%
Laboratory Corp. of America Holdings, 2.95%, 12/01/29	75	82,880
Quest Diagnostics, Inc., 2.95%, 06/30/30	150	165,694

		248,574

Hotels, Restaurants & Leisure — 0.2%
Las Vegas Sands Corp., 3.90%, 08/08/29	100	104,819

Insurance — 2.9%
Athene Holding Ltd., 4.13%, 01/12/28	50	55,422
AXIS Specialty Finance LLC, 3.90%, 07/15/29	50	54,552
Brown & Brown, Inc., 2.38%, 03/15/31	65	67,715
Equitable Holdings, Inc., 4.35%, 04/20/28	50	59,154
Loews Corp., 4.13%, 05/15/43	25	29,624
Markel Corp., 4.90%, 07/01/22	70	74,749
Marsh & McLennan Cos. Inc., 5.88%, 08/01/33	50	72,479
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23	50	53,043
3.50%, 03/10/25	50	55,413
4.38%, 03/15/29	150	183,430
2.25%, 11/15/30	100	106,838
4.20%, 03/01/48	10	13,269
4.90%, 03/15/49	30	43,985
MetLife, Inc., Series D, 4.37%, 09/15/23	70	77,526
Principal Financial Group, Inc., 3.70%, 05/15/29	50	58,935
Progressive Corp.
2.45%, 01/15/27	100	109,124
3.20%, 03/26/30	40	46,356
Prudential Financial Inc., 2.10%, 03/10/30	100	106,213
Prudential PLC, 3.13%, 04/14/30	200	228,070
Travelers Cos., Inc., 3.75%, 05/15/46	25	31,333
Willis North America, Inc., 3.88%, 09/15/49	25	30,805

		1,558,035

Interactive Media & Services — 0.7%
Alphabet, Inc.
2.00%, 08/15/26	75	80,357
1.10%, 08/15/30	85	84,341
1.90%, 08/15/40	100	98,818
eBay, Inc., 2.70%, 03/11/30	100	106,945

		370,461

Internet & Direct Marketing Retail — 1.6%
Alibaba Group Holding Ltd.
2.80%, 06/06/23	200	210,372
3.60%, 11/28/24	400	439,792
3.40%, 12/06/27	200	224,118

		874,282

Internet Software & Services — 0.3%
Booking Holdings, Inc., 4.63%, 04/13/30	100	123,057
Expedia Group, Inc., 5.00%, 02/15/26	50	54,257

		177,314

IT Services — 0.6%
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(a)	5	5,162
DXC Technology Co., 4.25%, 04/15/24	50	53,900
Fiserv, Inc., 3.50%, 07/01/29	25	28,643

Security	Par (000)	Value

IT Services (continued)
International Business Machines Corp., 5.60%, 11/30/39	$50	$73,520
Verisk Analytics, Inc.
4.13%, 09/12/22	25	26,510
4.13%, 03/15/29	100	120,166

		307,901

Leisure Products — 0.2%
Hasbro, Inc., 3.90%, 11/19/29	75	83,951

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc., 2.75%, 09/15/29	100	109,240

Machinery — 1.0%
Caterpillar Financial Services Corp., 1.10%, 09/14/27	150	151,437
Caterpillar, Inc., 2.60%, 04/09/30	150	165,327
Dover Corp., 2.95%, 11/04/29	50	54,136
IDEX Corp., 3.00%, 05/01/30	50	55,446
John Deere Capital Corp., 2.60%, 03/07/24	25	26,712
Snap-on, Inc., 4.10%, 03/01/48	15	19,057
Westinghouse Air Brake Technologies Corp., 4.95%, 09/15/28	75	87,569

		559,684

Media — 1.0%
Bell Canada, Inc., 4.46%, 04/01/48	20	26,107
TEGNA, Inc., 4.75%, 03/15/26(a)	15	15,919
TELUS Corp., 4.60%, 11/16/48	50	65,310
Thomson Reuters Corp.
4.30%, 11/23/23	100	109,914
5.85%, 04/15/40	30	42,161
Walt Disney Co., 2.20%, 01/13/28	200	212,173
WMG Acquisition Corp., 3.00%, 02/15/31(a)	55	53,620

		525,204

Metals & Mining — 0.4%
ArcelorMittal SA, 4.25%, 07/16/29	55,493
Newmont Goldcorp Corp., 5.45%, 06/09/44	25	36,166
Steel Dynamics, Inc., 3.45%, 04/15/30	100	112,385
Teck Resources Ltd., 3.90%, 07/15/30	75	81,833

		235,877

Multi-Utilities — 0.4%
Atmos Energy Corp.
4.13%, 10/15/44	15	18,904
4.13%, 03/15/49	20	25,840
Southern California Gas Co., 2.55%, 02/01/30	150	161,798

		206,542

Offshore Drilling & Other Services — 0.3%
Applied Materials, Inc., 2.75%, 06/01/50	50	54,655
Lam Research Corp., 3.75%, 03/15/26	100	114,294

		168,949

Oil, Gas & Consumable Fuels — 2.8%
Apache Corp., 4.88%, 11/15/27	25	26,113
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	25	27,384
Chevron Corp., 3.19%, 06/24/23	70	74,637
CNX Resources Corp., 7.25%, 03/14/27(a)	25	26,430
Enbridge, Inc.
4.00%, 10/01/23	40	43,337
3.13%, 11/15/29	100	108,422
Exxon Mobil Corp., 3.29%, 03/19/27	350	394,396
Hess Corp., 4.30%, 04/01/27	65	70,112
MPLX LP, 4.88%, 06/01/25	25	28,545

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp., 8.50%, 07/15/27	$40	$44,400
ONEOK Partners LP, 3.38%, 10/01/22	70	72,869
ONEOK, Inc. 2.75%, 09/01/24	150	156,814
3.10%, 03/15/30	50	50,474
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	100	105,571
Southwestern Energy Co., 8.38%, 09/15/28	15	16,519
Total Capital International SA, 2.83%, 01/10/30	150	167,515
Total Capital SA, 3.88%, 10/11/28	50	59,637
Valero Energy Corp., 4.00%, 04/01/29	25	27,946
Western Midstream Operating LP, 5.05%, 02/01/30	25	26,701

		1,527,822

Personal Products — 1.0%
Estee Lauder Cos. Inc., 2.60%, 04/15/30	50	55,433
Procter & Gamble Co. 2.80%, 03/25/27	105	117,056
3.00%, 03/25/30	100	115,829
Unilever Capital Corp. 2.90%, 05/05/27	100	111,382
2.13%, 09/06/29	150	160,841

		560,541

Pharmaceuticals — 2.1%

AbbVie, Inc. 2.60%, 11/21/24	35	37,464
4.25%, 11/14/28	50	60,380
3.20%, 11/21/29	35	39,575
AstraZeneca PLC, 3.38%, 11/16/25	50	56,319
CVS Health Corp., 4.78%, 03/25/38	50	63,440
Eli Lilly & Co. 3.38%, 03/15/29	150	174,574
3.95%, 03/15/49	35	46,182
GlaxoSmithKline Capital PLC 0.53%, 10/01/23	200	200,776
3.38%, 06/01/29	50	57,773
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	50	70,786
Merck & Co. Inc., 3.60%, 09/15/42	50	62,243
Perrigo Finance Unlimited Co., 4.38%, 03/15/26	200	223,041
Zoetis, Inc., 3.25%, 02/01/23	70	73,756

		1,166,309

Real Estate — 0.2%
Prologis LP, 3.75%, 11/01/25	75	85,297

Road & Rail — 0.1%
CSX Corp., 4.50%, 03/15/49	25	34,195

Semiconductors & Semiconductor Equipment — 1.5%
Flex Ltd., 4.88%, 05/12/30	75	89,910
Hubbell, Inc., 3.50%, 02/15/28	35	38,170
Jabil, Inc., 3.60%, 01/15/30	25	27,603
Marvell Technology Group Ltd., 4.88%, 06/22/28	50	59,225
Maxim Integrated Products, Inc., 3.45%, 06/15/27	50	56,420
NVIDIA Corp. 3.20%, 09/16/26	100	112,876
2.85%, 04/01/30	175	196,100
3.50%, 04/01/50	50	60,888
Qorvo, Inc., 3.38%, 04/01/31(a)	15	15,265

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc. 1.85%, 05/15/22	$100	$102,259
1.75%, 05/04/30	35	36,147

		794,863

Software — 0.8%
Autodesk, Inc. 4.38%, 06/15/25	25	28,401
3.50%, 06/15/27	75	85,142
Microsoft Corp. 3.70%, 08/08/46	50	64,395
2.53%, 06/01/50	25	26,924
VMware, Inc. 2.95%, 08/21/22	50	52,058
3.90%, 08/21/27	175	195,950

		452,870

Technology Hardware, Storage & Peripherals — 1.3%
Adobe, Inc. 2.15%, 02/01/27	100	107,441
2.30%, 02/01/30	75	81,524
Apple, Inc. 1.70%, 09/11/22	25	25,651
2.85%, 02/23/23	25	26,306
1.80%, 09/11/24	25	26,156
3.35%, 02/09/27	25	28,472
3.00%, 06/20/27	35	39,401
Dell International LLC/EMC Corp.(a) 5.45%, 06/15/23	25	27,599
5.30%, 10/01/29	25	30,221
6.20%, 07/15/30	50	63,550
8.35%, 07/15/46	30	43,851
Hewlett Packard Enterprise Co., 4.40%, 10/15/22	50	53,261
HP, Inc., 3.40%, 06/17/30	100	110,246
Seagate HDD Cayman, 5.75%, 12/01/34	15	17,696

		681,375

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. 2.75%, 03/27/27	100	111,022
2.85%, 03/27/30	100	113,127
Tapestry, Inc., 4.25%, 04/01/25	40	42,637

		266,786

Utilities — 0.1%
Veolia Environnement SA, 6.75%, 06/01/38	25	36,756

Wireless Telecommunication Services — 0.2%
T-Mobile USA, Inc., 3.88%, 04/15/30(a)	100	114,734

Total Corporate Bonds — 53.9% (Cost: $27,646,668)		29,218,010

Foreign Agency Obligations

Hungary — 0.1%
Hungary Government International Bond, 5.75%, 11/22/23	50	57,078

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	50	63,719

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 0.1%
Panama Government International Bond, 9.38%, 04/01/29	$25	$38,469

Philippines — 0.1%
Philippine Government International Bond, 10.63%, 03/16/25	35	49,612

Uruguay — 0.1%
Uruguay Government International Bond 4.38%, 10/27/27	25	29,281
4.38%, 01/23/31	50	60,422

		89,703

Total Foreign Agency Obligations — 0.5% (Cost: $276,111)		298,581

Municipal Bonds

California — 0.3%
Regents of the University of California Medical Center Pooled Revenue, RB, Series H, 6.55%, 05/15/48	25	40,193
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 04/01/32	15	19,274
State of California, GO, BAB, 7.30%, 10/01/39	50	83,287

		142,754

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/14	15	22,193

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, Series B, 4.13%, 06/15/42	25	24,985
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	10	16,297

		41,282

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	50	56,744

Total Municipal Bonds — 0.5% (Cost: $252,108)		262,973

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 37.4%
Freddie Mac Mortgage-Backed Securities 3.00%, 03/01/46 - 06/01/47	304	319,204
3.50%, 03/01/46 - 06/01/49	544	587,798
4.00%, 02/01/47 - 01/01/48	160	172,696
Series 2018-M4, Class A2, 3.15%, 03/25/28(b)	250	283,490
Series KSG1, Class A2, 1.50%, 09/25/30	120	123,442
Ginnie Mae Mortgage-Backed Securities 3.00%, 05/20/45 - 12/21/50(c)	1,600	1,683,795
3.50%, 12/20/45 - 12/21/50(c)	2,226	2,380,752
4.00%, 03/20/46 - 11/20/48	632	678,062
2.50%, 12/20/46 - 12/21/50(c)	1,691	1,782,385
2.00%, 12/21/50(c)	525	549,243
4.50%, 12/21/50(c)	225	241,453
5.00%, 12/21/50(c)	150	164,045

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities 3.00%, 03/01/30 - 12/14/50(c)	$2,331	$2,445,081
2.50%, 04/01/32 - 12/14/50(c)	1,842	1,930,901
4.00%, 05/01/33 - 12/14/50(c)	1,166	1,258,348
1.50%, 12/16/35 - 12/14/50(c)(d)	200	203,353
2.00%, 12/16/35 - 12/14/50(c)	3,075	3,194,722
3.50%, 12/16/35 - 12/14/50(c)	1,236	1,317,785
5.00%, 03/01/41	354	410,298
4.50%, 02/01/48 - 12/14/50(c)	529	579,387

		20,306,240

Total U.S. Government Sponsored Agency Securities — 37.4% (Cost: $20,100,212)		20,306,240

U.S. Treasury Obligations
U.S. Treasury Bonds 3.63%, 02/15/44	600	861,281
3.38%, 11/15/48	625	891,016
2.88%, 05/15/49	275	360,314
1.25%, 05/15/50	150	138,398
U.S. Treasury Notes 7.25%, 08/15/22	2,600	2,916,063
6.25%, 08/15/23	500	582,246
2.00%, 06/30/24	1,200	1,275,656
2.38%, 08/15/24	200	215,719
7.50%, 11/15/24	200	257,211
6.00%, 02/15/26	100	128,930
0.63%, 05/15/30	500	491,484

Total U.S. Treasury Obligations — 15.0% (Cost: $7,483,444)		8,118,318

Total Long-Term Investments — 107.6% (Cost: $55,916,030)		58,362,130

	Shares

Short-Term Securities

Money Market Funds — 9.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.03%(e)(f)	5,306,921	5,306,921

Total Short-Term Securities — 9.8% (Cost: $5,306,921)		5,306,921

Total Investments Before TBA Sale Commitments — 117.4% (Cost: $61,222,951)		63,669,051

	Par (000)

TBA Sale Commitments

Mortgage-Backed Securities — (6.2)%
Ginnie Mae Mortgage-Backed Securities (c) 3.00%, 12/21/50	$(588)	(613,203)
3.50%, 12/21/50	(25)	(26,412)
4.00%, 12/21/50	(175)	(185,965)
Uniform Mortgage-Backed Securities (c) 1.50%, 12/14/50	(25)	(25,289)
2.50%, 12/14/50	(1,125)	(1,178,795)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/16/35 - 12/14/50.	$(50)	$(52,290)
3.50%, 12/14/50	(1,100)	(1,160,242)
5.00%, 12/14/50	(119)	(131,658)

Total TBA Sale Commitments — (6.2)% (Proceeds: $(3,365,614))		(3,373,854)

Total Investments, Net of TBA Sale Commitments — 111.2% (Cost: $57,857,337)		60,295,197

Liabilities in Excess of Other Assets — (11.2)%		(6,074,755)

Net Assets — 100.0%		$54,220,442

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Represents or includes a TBA transaction.
(d)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment CompanyAct of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class,	$12,568,461	$—	$(7,261,540	)(a)	$—	$—	$5,306,921	5,306,921	$3,019	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 10-Year Australian Treasury Bond	24	12/15/20	$2,620	$3,542
U.S. Long Bond	4	03/22/21	700	86
U.S. Ultra Bond	9	03/22/21	1,944	(7,977)
Long Gilt Future	13	03/29/21	2,326	1,786
2-Year US Treasury Notes	7	03/31/21	1,546	530
5-Year US Treasury Notes	76	03/31/21	9,578	10,177

				8,144

Short Contracts
Euro Bund	12	12/08/20	2,509	6,524
Euro OAT	1	12/08/20	203	(2,445)
10-Year Canada Bond	24	03/22/21	2,751	(3,025)
10-Year US Treasury Notes	38	03/22/21	5,251	(7,525)
U.S. 10 Year Ultra Bond	32	03/22/21	5,028	(7,365)

				(13,836)

				$(5,692)

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
USD	11,758	EUR	10,000	Citibank N.A.	12/16/20	$(176)
USD	11,665	EUR	10,000	JPMorgan Chase Bank N.A.	12/16/20	(268)
USD	11,681	EUR	10,000	Morgan Stanley & Co. International PLC	12/16/20	(252)
USD	71,284	EUR	60,000	Morgan Stanley & Co. International PLC	12/16/20	(318)
USD	12,983	GBP	10,000	Morgan Stanley & Co. International PLC	12/16/20	(351)
USD	13,248	GBP	10,000	Morgan Stanley & Co. International PLC	12/16/20	(86)
USD	9,026	HKD	70,000	Barclays Bank PLC	12/16/20	(5)
USD	2,632	PLN	10,000	Morgan Stanley & Co. International PLC	12/16/20	(33)
USD	29,280	SGD	40,000	JPMorgan Chase Bank N.A.	12/16/20	(545)

						$(2,034)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1.77%	Monthly	U.S. CPI Urban Consumers NAS	Monthly	10/30/25	USD	1,000	$(4,103)	$36	$(4,139)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
(0.52%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/22	EUR	3,145	$383	$(197)	$580
(0.52%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/22	EUR	290	8	(8)	16
0.12%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/08/21	03/08/23	GBP	13,920	(2,735)	(180)	(2,555)
0.27%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/08/21	03/08/23	USD	5,150	(4,274)	(198)	(4,076)
(0.48%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/25	EUR	650	876	(171)	1,047
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.47%)	Annual	12/08/20	12/08/25	EUR	1,245	(1,315)	588	(1,903)
(0.45%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/25	EUR	1,350	(613)	(2,162)	1,549
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.45%)	Annual	12/08/20	12/08/25	EUR	120	32	49	(17)
(0.44%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/25	EUR	1,390	(926)	(596)	(330)
(0.43%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/25	EUR	1,460	(2,436)	(1,268)	(1,168)
(0.41%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/25	EUR	1,170	(3,049)	776	(3,825)
6-Month GBP LIBOR, 0.06%	Semi-Annual	0.29%	Semi-Annual	03/08/21	03/08/26	GBP	11,650	11,169	(529)	11,698
3-Month LIBOR, 0.23%	Quarterly	0.50%	Semi-Annual	03/08/21	03/08/26	USD	860	2,221	(77)	2,298
0.50%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/08/21	03/08/26	USD	2,440	(5,269)	(1,639)	(3,630)
1-Month MXIBOR, 4.49%	Monthly	5.09%	Monthly	03/17/21	03/11/26	MXN	1,180	171	1	170
1-Month MXIBOR, 4.49%	Monthly	5.24%	Monthly	03/17/21	03/11/26	MXN	900	437	1	436
1-Month MXIBOR, 4.49%	Monthly	5.25%	Monthly	03/17/21	03/11/26	MXN	1,110	569	1	568
(0.47%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	70	116	2	114
(0.45%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	60	18	1	17
(0.44%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	40	(11)	1	(12)
(0.44%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	70	(31)	2	(33)
(0.43%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	80	(61)	2	(63)
(0.43%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	50	(32)	1	(33)
(0.43%)	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	03/17/21	03/17/26	EUR	50	(26)	1	(27)
0.09%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	440	80	1	79
0.10%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	460	47	1	46
0.11%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	360	8	1	7
0.12%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	900	(29)	2	(31)
0.12%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	430	(6)	1	(7)
0.12%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	390	4	1	3
0.14%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	440	(60)	17	(77)
0.14%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	400	(46)	1	(47)
0.16%	Annual	3-Month STIBOR, (0.10%)	Quarterly	03/17/21	03/17/26	SEK	570	(144)	1	(145)
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	60	251	(22)	273
0.22%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	60	258	2	256

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.23%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	60	$204	$2	$202
0.24%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	60	176	2	174
0.27%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	60	49	(12)	61
0.28%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	40	(3)	1	(4)
0.29%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	110	(81)	3	(84)
0.31%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/17/21	03/17/26	GBP	50	(89)	1	(90)
6-Month BBR, 0.77%	Semi-Annual	0.35%	Semi-Annual	03/17/21	03/17/26	AUD	60	(99)	1	(100)
6-Month BBR, 0.77%	Semi-Annual	0.37%	Semi-Annual	03/17/21	03/17/26	AUD	24	(23)	—	(23)
6-Month BBR, 0.77%	Semi-Annual	0.37%	Semi-Annual	03/17/21	03/17/26	AUD	46	(40)	1	(41)
6-Month BBR, 0.77%	Semi-Annual	0.37%	Semi-Annual	03/17/21	03/17/26	AUD	60	(40)	1	(41)
6-Month BBR, 0.77%	Semi-Annual	0.37%	Semi-Annual	03/17/21	03/17/26	AUD	30	(20)	—	(20)
6-Month BBR, 0.77%	Semi-Annual	0.38%	Semi-Annual	03/17/21	03/17/26	AUD	90	(40)	1	(41)
6-Month BBR, 0.77%	Semi-Annual	0.38%	Semi-Annual	03/17/21	03/17/26	AUD	30	(12)	—	(12)
6-Month BBR, 0.77%	Semi-Annual	0.38%	Semi-Annual	03/17/21	03/17/26	AUD	30	(11)	—	(11)
6-Month BBR, 0.77%	Semi-Annual	0.42%	Semi-Annual	03/17/21	03/17/26	AUD	60	53	1	52
0.48%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/17/21	03/17/26	USD	60	(40)	1	(41)
0.49%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/17/21	03/17/26	USD	80	(118)	2	(120)
0.50%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/17/21	03/17/26	USD	110	(225)	2	(227)
0.50%	Annual	6-Month WIBOR, 0.15%	Semi-Annual	03/17/21	03/17/26	PLN	110	280	1	279
0.51%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/17/21	03/17/26	USD	70	(173)	1	(174)
0.51%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	140	169	2	167
0.52%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/17/21	03/17/26	USD	30	(79)	1	(80)
0.53%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	60	26	1	25
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	60	(3)	1	(4)
0.54%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	80	(2)	1	(3)
0.54%	Annual	6-Month WIBOR, 0.15%	Semi-Annual	03/17/21	03/17/26	PLN	220	458	1	457
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	45	(9)	1	(10)
0.55%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	25	(13)	—	(13)
0.55%	Annual	6-Month WIBOR, 0.15%	Semi-Annual	03/17/21	03/17/26	PLN	280	545	1	544
3-Month HIBOR, 0.30%	Quarterly	0.56%	Quarterly	03/17/21	03/17/26	HKD	370	(30)	1	(31)
0.56%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	50	(38)	1	(39)
3-Month HIBOR, 0.30%	Quarterly	0.57%	Quarterly	03/17/21	03/17/26	HKD	440	(8)	1	(9)
3-Month HIBOR, 0.30%	Quarterly	0.58%	Quarterly	03/17/21	03/17/26	HKD	450	20	1	19
0.59%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	405	(780)	5	(785)
0.59%	Annual	6-Month WIBOR, 0.15%	Semi-Annual	03/17/21	03/17/26	PLN	210	291	1	290
0.60%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	23	(55)	—	(55)
0.61%	Semi-Annual	6-Month SIBOR, 0.59%	Semi-Annual	03/17/21	03/17/26	SGD	47	(118)	1	(119)
0.71%	Annual	6-Month WIBOR, 0.15%	Semi-Annual	03/17/21	03/17/26	PLN	140	(23)	1	(24)
6-Month CAD BA, 0.66%	Semi-Annual	0.82%	Semi-Annual	03/17/21	03/17/26	CAD	100	(263)	2	(265)
6-Month CAD BA, 0.66%	Semi-Annual	0.82%	Semi-Annual	03/17/21	03/17/26	CAD	80	(223)	1	(224)
6-Month CAD BA, 0.66%	Semi-Annual	0.84%	Semi-Annual	03/17/21	03/17/26	CAD	100	(199)	2	(201)
6-Month CAD BA, 0.66%	Semi-Annual	0.87%	Semi-Annual	03/17/21	03/17/26	CAD	90	(67)	1	(68)
6-Month CAD BA, 0.66%	Semi-Annual	0.88%	Semi-Annual	03/17/21	03/17/26	CAD	80	(30)	1	(31)
6-Month CAD BA, 0.66%	Semi-Annual	0.89%	Semi-Annual	03/17/21	03/17/26	CAD	60	—	1	(1)
6-Month CAD BA, 0.66%	Semi-Annual	0.89%	Semi-Annual	03/17/21	03/17/26	CAD	120	8	2	6
6-Month CAD BA, 0.66%	Semi-Annual	0.90%	Semi-Annual	03/17/21	03/17/26	CAD	90	12	1	11
6-Month CAD BA, 0.66%	Semi-Annual	0.90%	Semi-Annual	03/17/21	03/17/26	CAD	100	35	2	33
6-Month CAD BA, 0.66%	Semi-Annual	0.90%	Semi-Annual	03/17/21	03/17/26	CAD	90	15	1	14
6-Month CAD BA, 0.66%	Semi-Annual	0.91%	Semi-Annual	03/17/21	03/17/26	CAD	80	49	1	48
3-Month JIBAR, 3.49%	Quarterly	5.36%	Quarterly	03/17/21	03/17/26	ZAR	1,310	(180)	2	(182)
3-Month JIBAR, 3.49%	Quarterly	5.45%	Quarterly	03/17/21	03/17/26	ZAR	970	115	1	114
3-Month JIBAR, 3.49%	Quarterly	5.46%	Quarterly	03/17/21	03/17/26	ZAR	880	136	1	135
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.23%)	Annual	12/08/20	12/08/30	EUR	670	1,929	3,384	(1,455)
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.23%)	Annual	12/08/20	12/08/30	EUR	190	509	279	230
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.22%)	Annual	12/08/20	12/08/30	EUR	690	2,915	1,291	1,624
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.20%)	Annual	12/08/20	12/08/30	EUR	580	3,654	(867)	4,521
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.18%)	Annual	12/08/20	12/08/30	EUR	590	5,386	2,090	3,296
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.18%)	Annual	12/08/20	12/08/30	EUR	740	6,100	2,824	3,276
6-Month EURIBOR, (0.51%)	Semi-Annual	(0.13%)	Annual	12/08/20	12/08/30	EUR	560	8,344	3,960	4,384
0.52%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/08/21	03/08/31	GBP	3,410	(4,077)	361	(4,438)
6-Month LIBOR, 0.26%	Quarterly	0.89%	Semi-Annual	03/08/21	03/08/31	USD	430	2,478	(2,882)	5,360

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.23%	Quarterly	0.92%	Semi-Annual	03/08/21	03/08/31	USD	1,260	$5,543	$1,643	$3,900
0.02%	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/50	EUR	60	(614)	(407)	(207)
0.06%	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/50	EUR	190	(4,550)	(2,489)	(2,061)
0.11%	Annual	6-Month EURIBOR, (0.51%)	Semi-Annual	12/08/20	12/08/50	EUR	200	(8,736)	(5,572)	(3,164)
0.72%	Semi-Annual	6-Month GBP LIBOR, 0.06%	Semi-Annual	03/08/21	03/08/51	GBP	770	(13,414)	(919)	(12,495)
1.26%	Semi-Annual	3-Month LIBOR, 0.23%	Quarterly	03/08/21	03/08/51	USD	940	2,563	6,334	(3,771)

								$3,122	$3,486	$(364)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
3-Month KRW CDC, 0.69%	Quarterly	1.00%	Quarterly	Citibank N.A.	03/17/21	03/17/26	KRW	348,670	$(2,050)	$—	$(2,050)
3-Month KRW CDC, 0.69%	Quarterly	0.99%	Quarterly	Citibank N.A.	03/17/21	03/17/26	KRW	63,200	(403)	—	(403)
3-Month KRW CDC, 0.69%	Quarterly	0.92%	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	03/17/26	KRW	56,820	(533)	—	(533)
3-Month KRW CDC, 0.69%	Quarterly	0.99%	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	03/17/26	KRW	49,190	(330)	—	(330)
3-Month KRW CDC, 0.69%	Quarterly	1.03%	Quarterly	Morgan Stanley & Co. International PLC	03/17/21	03/17/26	KRW	580,120	(2,743)	—	(2,743)
3-Month KRW CDC, 0.69%	Quarterly	1.05%	Quarterly	Citibank N.A.	03/17/21	03/17/26	KRW	66,925	(250)	—	(250)
3-Month KRW CDC, 0.69%	Quarterly	1.06%	Quarterly	JPMorgan Chase Bank N.A.	03/17/21	03/17/26	KRW	66,925	(228)	—	(228)

									$(6,537)	$—	$(6,537)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$23,717	$(20,195)	$48,379	$(52,882)
OTC Swaps	—	—	—	(6,537)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$22,645	$—	$22,645
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	48,379	—	48,379

	$—	$—	$—	$—	$71,024	$—	$71,024

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$28,337	$—	$28,337
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,034	—	—	2,034
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	48,743	4,139	52,882
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	6,537	—	6,537

	$—	$—	$—	$2,034	$83,617	$4,139	$89,790

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(153,000)	$—	$(153,000)
Forward foreign currency exchange contracts	—	—	—	(6,963)	—	—	(6,963)
Swaps	—	(141,045)	—	—	5,227	—	(135,818)

	$—	$(141,045)	$—	$(6,963)	$(147,773)	$—	$(295,781)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$14,244	$—	$14,244
Forward foreign currency exchange contracts	—	—	—	(1,481)	—	—	(1,481)
Swaps	—	75,824	—	—	(13,934)	(4,139)	57,751

	$—	$75,824	$—	$(1,481)	$310	$(4,139)	$70,514

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,975,206
Average notional value of contracts — short	$13,397,335
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$149,394
Average amounts sold — in USD	$148,758
Credit default swaps
Average notional value — buy protection	$255,079
Average notional value — sell protection	$0	(a)
Interest rate swaps
Average notional value — pays fixed rate	$37,984,125
Average notional value — receives fixed rate	$23,629,219

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Inflation swaps
Average notional value — receives fixed rate	$500,000

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$10,122	$1,525
Forward foreign currency exchange contracts	—	2,034
Swaps — centrally cleared	—	4,770
Swaps — OTC(a)	—	6,537
Total derivative assets and liabilities in the Statement of Assets and Liabilities	10,122	14,866
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,122)	(6,295)
Total derivative assets and liabilities subject to an MNA	$—	$8,571

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(a)
Barclays Bank PLC	$5	$—	$—	$—	$5
Citibank N.A	2,879	—	—	—	2,879
JPMorgan Chase Bank N.A	1,041	—	—	—	1,041
Morgan Stanley & Co. International PLC	4,646	—	—	—	4,646

	$8,571	$—	$—	$—	$8,571

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

FairValue Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$158,008	$—	$158,008
Corporate Bonds	—	29,218,010	—	29,218,010
Foreign Agency Obligations	—	298,581	—	298,581
Municipal Bonds	—	262,973	—	262,973
U.S. Government Sponsored Agency Securities	—	20,306,240	—	20,306,240
U.S. Treasury Obligations	—	8,118,318	—	8,118,318

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Systematic ESG Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$5,306,921	$—	$—	$5,306,921
Liabilities
Investments
TBA Sale Commitments	—	(3,373,854)	—	(3,373,854)

	$5,306,921	$54,988,276	$—	$60,295,197

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$22,645	$48,379	$—	$71,024
Liabilities
Foreign Currency Exchange Contracts	—	(2,034)	—	(2,034)
Interest Rate Contracts	(28,337)	(59,419)	—	(87,756)

	$(5,692)	$(13,074)	$—	$(18,766)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

November 30, 2020

BlackRock Systematic ESG Bond Fund

ASSETS
Investments at value — unaffiliated(a)	$58,362,130
Investments at value — affiliated(b)	5,306,921
Cash pledged:
Futures contracts	237,000
Centrally cleared swaps	196,000
Foreign currency at value(c)	340,276
Receivables:
TBA sale commitments	3,369,722
Capital shares sold	300,480
Dividends — affiliated	177
Interest — unaffiliated	337,644
From the Manager	22,312
Variation margin on futures contracts	10,122
Prepaid expenses	47,713

Total assets	68,530,497

LIABILITIES
TBA sale commitments at value(d)	3,373,854
Payables:
Investments purchased	10,782,965
Capital shares redeemed	31,112
Income dividend distributions	29,522
Trustees’ and Officer’s fees	217
Other accrued expenses	76,500
Service and distribution fees	1,019
Variation margin on futures contracts	1,525
Variation margin on centrally cleared swaps	4,770
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,034
OTC swaps	6,537

Total liabilities	14,310,055

NET ASSETS	$54,220,442

NET ASSETS CONSIST OF
Paid-in capital	$51,141,002
Accumulated earnings	3,079,440

NET ASSETS	$54,220,442

(a) Investments at cost — unaffiliated	$55,916,030
(b) Investments at cost — affiliated	$5,306,921
(c) Foreign currency at cost	$323,847
(d) Proceeds from TBA sale commitments	$3,365,614

FINANCIAL STATEMENTS	21

Statement of Assets and Liabilities  (unaudited) (continued)

November 30, 2020

BlackRock Systematic ESG Bond Fund

NET ASSET VALUE

Institutional
Net assets	$48,595,700

Shares outstanding	4,527,472

Net asset value	$10.73

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$4,539,991

Shares outstanding	422,855

Net asset value	$10.74

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$173,886

Shares outstanding	16,196

Net asset value	$10.74

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$910,865

Shares outstanding	84,848

Net asset value	$10.74

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended November 30, 2020

BlackRock Systematic ESG Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$3,019
Interest — unaffiliated	525,796

Total investment income	528,815

EXPENSES
Investment advisory	78,878
Professional	66,890
Registration	41,056
Custodian	39,255
Transfer agent — class specific	19,879
Printing and postage	14,564
Administration	11,174
Accounting services	10,593
Administration — class specific	5,259
Service and distribution — class specific	4,643
Trustees and Officer	761
Miscellaneous	35,792

Total expenses	328,744
Less:
Administration fees waived — class specific	(5,153)
Fees waived and/or reimbursed by the Administrator	(11,174)
Fees waived and/or reimbursed by the Manager	(192,953)
Transfer agent fees waived and/or reimbursed — class specific	(6,935)

Total expenses after fees waived and/or reimbursed	112,529

Net investment income	416,286

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	228,609
Foreign currency transactions	25,462
Forward foreign currency exchange contracts	(6,963)
Futures contracts	(153,000)
Swaps	(135,818)

(41,710)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	706,821
Foreign currency translations	8,681
Forward foreign currency exchange contracts	(1,481)
Futures contracts	14,244
Swaps	57,751

786,016

Net realized and unrealized gain	744,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,160,592

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	BlackRock Systematic ESG Bond Fund
	Six Months Ended 11/30/20 (unaudited)	Year Ended 05/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$416,286	$696,679
Net realized gain (loss)	(41,710)	1,212,660
Net change in unrealized appreciation	786,016	1,375,872

Net increase in net assets resulting from operations	1,160,592	3,285,211

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(390,634)	(710,909)
Investor A	(21,763)	(17,533)
Investor C	(446)	(951)
Class K	(1,954)	(6,769)

Decrease in net assets resulting from distributions to shareholders	(414,797)	(736,162)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,553,263	22,272,533

NET ASSETS
Total increase in net assets	4,299,058	24,821,582
Beginning of period	49,921,384	25,099,802

End of period	$54,220,442	$49,921,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund
	Institutional
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 08/23/16(a) to 05/31/17
			2020	2019		2018

Net asset value, beginning of period	$10.58		$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.09		0.22	0.25		0.22	0.15
Net realized and unrealized gain (loss)	0.15		0.76	0.36		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.24		0.98	0.61		(0.07)	(0.03)

Distributions from net investment income(c)	(0.09)		(0.25)	(0.27)		(0.23)	(0.16)

Net asset value, end of period	$10.73		$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	2.24	%(e)	10.06%	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	1.54%	2.02	%(h)	1.70%	1.63	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.41	%(g)	0.40%	0.41%		0.40%	0.44	%(g)

Net investment income	1.60	%(g)	2.15%	2.64%		2.30%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$48,596		$47,860	$24,031		$23,816	$19,713

Portfolio turnover rate(j)	276%		287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Investments in underlying funds	0.03%	0.03%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Portfolio turnover rate (excluding MDRs)	159%	177%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)
	Investor A
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 08/23/16(a) to 05/31/17
			2020	2019		2018

Net asset value, beginning of period	$10.58		$9.86	$9.51		$9.81	$10.00

Net investment income(b)	0.07		0.19	0.23		0.20	0.13
Net realized and unrealized gain (loss)	0.16		0.75	0.37		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.23		0.94	0.60		(0.09)	(0.05)

Distributions from net investment income(c)	(0.07)		(0.22)	(0.25)		(0.21)	(0.14)

Net asset value, end of period	$10.74		$10.58	$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	2.20	%(e)	9.66%	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.58	%(g)	1.97%	2.44	%(h)	2.17%	1.95	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.66	%(g)	0.66%	0.66%		0.67%	0.70	%(g)

Net investment income	1.38	%(g)	1.89%	2.39%		2.09%	1.69	%(g)

Supplemental Data
Net assets, end of period (000)	$4,540		$1,807	$550		$402	$59

Portfolio turnover rate(j)	276%		287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Investments in underlying funds	0.03%	0.03%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Portfolio turnover rate (excluding MDRs)	159%	177%	117%	243%	332%

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 08/23/16(a) to 05/31/17
			2020	2019		2018

Net asset value, beginning of period	$10.58		$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.03		0.12	0.16		0.12	0.07
Net realized and unrealized gain (loss)	0.16		0.75	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.19		0.87	0.51		(0.16)	(0.11)

Distributions from net investment income(c)	(0.03)		(0.14)	(0.17)		(0.14)	(0.08)

Net asset value, end of period	$10.74		$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	1.82	%(e)	8.96%	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets(f)
Total expenses	2.28	%(g)	2.66%	3.20	%(h)	2.86%	2.73	%(g)(i)

Total expenses after fees waived and/or reimbursed	1.41	%(g)	1.41%	1.41%		1.43%	1.45	%(g)

Net investment income	0.62	%(g)	1.15%	1.64%		1.26%	0.92	%(g)

Supplemental Data
Net assets, end of period (000)	$174		$124	$69		$66	$51

Portfolio turnover rate(j)	276%		287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Investments in underlying funds	0.03%	0.03%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Portfolio turnover rate (excluding MDRs)	159%	177%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic ESG Bond Fund (continued)
	Class K
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 08/23/16(a) to 05/31/17
			2020	2019		2018

Net asset value, beginning of period	$10.58		$9.85	$9.51		$9.81	$10.00

Net investment income(b)	0.09		0.24	0.26		0.22	0.15
Net realized and unrealized gain (loss)	0.16		0.74	0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.25		0.98	0.61		(0.06)	(0.03)

Distributions from net investment income(c)	(0.09)		(0.25)	(0.27)		(0.24)	(0.16)

Net asset value, end of period	$10.74		$10.58	$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	2.36	%(e)	10.10%	6.60%		(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.22	%(g)	1.67%	2.70	%(h)	1.80%	1.74	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%	0.36%		0.38%	0.40	%(g)

Net investment income	1.73	%(g)	2.38%	2.66%		2.30%	1.97	%(g)

Supplemental Data
Net assets, end of period (000)	$911		$130	$449		$48	$49

Portfolio turnover rate(j)	276%		287%	202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Investments in underlying funds	0.03%	0.03%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,			Period from 08/23/16(a) to 05/31/17
		2020	2019	2018
Portfolio turnover rate (excluding MDRs)	159%	177%	117%	243%	332%

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Systematic ESG Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
$1 billion — $3 billion	0.28
$3 billion — $5 billion	0.27
$5 billion — $10 billion	0.26
Greater than $10 billion	0.26

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$3,916	$727	$4,643

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees	$4,908	$313	$15	$23	$5,259

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$36	$42	$5	$5	$88

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$17,558	$2,207	$79	$35	$19,879

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $368.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to September 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2020, the amounts waived were $3,004.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.41%
Investor A	0.66
Investor C	1.41

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Share Class	Expense Limitation
Class K	0.36%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$189,949

Administration fees waived	$11,174

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees reimbursed - class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$4,802	$313	$15	$23	$5,153

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$5,435	$1,423	$43	$34	$6,935

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of November 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
Fund Name/Fund Level/Share Class	May 31, 2021	May 31, 2022	May 31, 2023
BlackRock Systematic ESG Bond Fund
Fund Level	$330,741	$365,527	$201,123
Institutional	1,671	137	10,237
Investor A	920	1,469	1,736
Investor C	122	89	58
Class K	81	118	57

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
BlackRock Systematic ESG Bond Fund	$642,767	$1,001,952	$145,539,305	$141,617,222

For the six months ended November 30, 2020, purchases and sales related to mortgage dollar rolls were $60,150,772 and $60,216,772, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$61,227,625

Gross unrealized appreciation	$2,582,713
Gross unrealized depreciation	(168,295)

Net unrealized appreciation (depreciation)	$2,414,418

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Year Ended 05/31/20
Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	1,576,873	$16,843,139	2,385,245	$24,390,669
Shares issued in reinvestment of distributions	20,524	219,718	21,790	223,598
Shares redeemed	(1,594,674)	(17,030,195)	(321,101)	(3,246,927)

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/20		Year Ended 05/31/20
Share Class (continued)	Shares	Amounts	Shares	Amounts
	2,723	$32,662	2,085,934	$21,367,340

Investor A
Shares sold and automatic conversion of shares	299,244	$3,205,401	170,287	$1,769,397
Shares issued in reinvestment of distributions	1,996	21,351	1,619	16,491
Shares redeemed	(49,227)	(526,502)	(56,853)	(593,401)

	252,013	$2,700,250	115,053	$1,192,487

Investor C
Shares sold	5,186	$55,349	11,025	$113,247
Shares issued in reinvestment of distributions	26	283	22	222
Shares redeemed and automatic conversion of shares	(713)	(7,664)	(6,397)	(66,572)

	4,499	$47,968	4,650	$46,897

Class K
Shares sold	82,573	$879,718	20,549	$212,086
Shares issued in reinvestment of distributions	132	1,411	549	5,552
Shares redeemed	(10,148)	(108,746)	(54,398)	(551,829)

	72,557	$772,383	(33,300)	$(334,191)

	331,792	$3,553,263	2,172,337	$22,272,533

As of November 30, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
BlackRock Systematic ESG Bond Fund	1,985,000	5,000	5,000	5,000	2,000,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Systematic ESG Bond Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 18-19, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	39

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of ProxyVoting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	41

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

CPI	Consumer Price Index

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBOR	Mexico Interbank Offered Rate

RB	Revenue Bond

SAN	State Aid Notes

SCA	Svenska Celluosa Aktiebolaget

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-11/20-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 3, 2021